                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                              Morgan's Foods,Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                              MORGAN'S FOODS, INC.
                                    Suite 126
                             24200 Chagrin Boulevard
                              Beachwood, Ohio 44122

                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 25, 2004

                                  ------------



TO THE SHAREHOLDERS:

     You are hereby notified that the Annual Meeting of Shareholders of Morgan's Foods, Inc., an Ohio corporation (the "Company"), will be held at the Hilton Cleveland East, 3663 Park East Dr., Beachwood, Ohio, on Friday, June 25, 2004, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

          1. To elect the Board of Directors of the Company.

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on May 12, 2004 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                                     KENNETH L. HIGNETT
                                                          Secretary

June 4, 2004

--------------------------------------------------------------------------------



     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE THAT THEIR SHARES ARE REPRESENTED AT THE MEETING OR ANY ADJOURNMENT THEREOF.

                              MORGAN'S FOODS, INC.
                         24200 Chagrin Blvd., Suite 126
                              Beachwood, Ohio 44122

                              --------------------

                                 PROXY STATEMENT

                              --------------------


     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Morgan's Foods, Inc., an Ohio corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the Hilton Cleveland East, 3663 Park East Dr., Beachwood, Ohio, on Friday, June 25, 2004 at 10:00 a.m., Eastern Daylight Time, and at any adjournment thereof.

     This proxy statement and accompanying notice and form of proxy are being mailed to shareholders on or about June 4, 2004. A copy of the Company's Annual Report to Shareholders, including financial statements, for the fiscal year ended February 29, 2004 (the "2004 fiscal year") is enclosed with this proxy statement.

     The presence of any shareholder at the Meeting will not operate to revoke his proxy. Any proxy may be revoked, at any time before it is exercised, in open meeting, or by giving notice to the Company in writing, or by filing a duly executed proxy bearing a later date.

     If the enclosed proxy is executed and returned to the Company, the persons named therein will vote the shares represented by it at the Meeting. The proxy permits specification of a vote for the election of directors, or the withholding of authority to vote in the election of directors, or the withholding of authority to vote for one or more specified nominees.

     Where a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, such shares will be voted at the Meeting FOR the election as directors of the nominees set forth herein under "Election of Directors".

     Under Ohio law and the Company's Articles of Incorporation, broker non-votes and abstaining votes will not be counted in favor of or against election of any nominee.

     The close of business on May 12, 2004, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of May 12, 2004, the Company's outstanding voting securities consisted of 2,718,441 Common Shares, without par value, each of which is entitled to one vote on all matters to be presented to the shareholders at the Meeting.

                              ELECTION OF DIRECTORS

     At the Meeting, shares represented by proxies will be voted, unless otherwise specified in such proxies, for the election of the seven nominees for directors named in this proxy statement and the enclosed proxy. These nominees will, if elected, serve as directors of the Company until the next annual meeting of the shareholders and until their successors are elected and shall qualify. All of the nominees are currently members of the Board of Directors and all nominees have consented to be nominated and to serve if elected. If, for any reason, any one or more nominees becomes unavailable for election, it is expected that proxies will be voted for the election of such substitute nominees as may be designated by the Board of Directors.

     If notice in writing is given by any shareholder to the President or the Secretary of the Company, not less than 48 hours before the time fixed for holding the Meeting, that such shareholder desires that the voting for the election of directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the Meeting by the President or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he possesses at such election and to give one candidate an amount of votes equal to the number of directors to be elected multiplied by the number of his shares, or to distribute his votes on the same principle among two or more candidates, as he sees fit.

     If voting for the election of directors is cumulative, the persons named in the enclosed proxy will vote the shares represented by proxies given to them in such fashion as to elect as many of the nominees as possible.

     The table below sets forth, as of May 14, 2004, certain information about each of the nominees for director.

                                                     Principal Occupation                        Director of the
       Name                  Age                     for the Past Five Years                     Company Since
       ----                  ---                     -----------------------                     -------------

Lawrence S. Dolin             60          Chairman, President and Chief Executive Officer,             1981
                                          Noteworthy Medical Systems, Inc. (electronic
                                          medical records software)

Bahman Guyuron, M.D.,         58          President, Bahman Guyuron MD, Inc. (plastic                  2003
     F.A.C.S.                             surgery practice)
                                          Clinical Professor of Plastic Surgery,
                                          Case Western Reserve University
                                          Director, Brainard Medical Campus

Kenneth L. Hignett           57           Senior Vice President, Chief Financial Officer               1993
                                          and Secretary of the Company (March 1992 to
                                          present); Vice President, Secretary and
                                          Treasurer of the Company (January 1991 to
                                          March 1992); Vice President and Treasurer of
                                          the Company (June 1989 to January 1991)

Steven S. Kaufman            54           Partner and Executive Committee, Practice Group              1989
                                          Leader - Business Litigation, Thompson Hine
                                          LLP (June 2002 to present) (law firm)
                                          President and Managing Partner,
                                          Kaufman & Cumberland Co. L.P.A.
                                          (July 1982 to May 2002) (law firm)

Bernard Lerner                77          President and Chief Executive Officer,                       1989
                                          Automated Packaging Systems, Inc. (manufacturer
                                          of packaging materials and machinery)

James J. Liguori              55          President and Chief Operating Officer of                     1984
                                          the Company (July 1988 to present);
                                          Executive Vice President of the Company
                                          (August 1987 to July 1988); Vice President
                                          of the Company (June 1979 to August 1987)

Leonard R. Stein-Sapir        65          Chairman of the Board and Chief Executive                    1981
                                          Officer of the Company (April 1989 to present)

     Lawrence S. Dolin also serves as a director of FalconStor, Inc. a company in the business of providing software IP storage.

     Kenneth L. Hignett also serves as a director and officer, Leonard R. Stein-Sapir also serves as Chairman of the Board and Chief Executive Officer and Steven S. Kaufman also serves as a director and Secretary of Mortgage Information Services, Inc., a company in the business of providing loan origination and settlement services to mortgage lenders and which owns 14.8% of the outstanding stock of the Company.

     The Board of Directors has determined that each of Messrs. Dolin, Guyuron, Kaufman, and Lerner are independent as defined in Section 121(A) of the American Stock Exchange's Listing Standards and under the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

     The Company has an Executive Committee, an Audit Committee, and a Stock Option Plan Committee, the members of each of which are appointed by the Board of Directors. The Company does not have a nominating committee or a compensation committee.

     The Executive Committee consists of James J. Liguori, Lawrence S. Dolin, Bernard Lerner and Leonard R. Stein-Sapir. This committee has the authority, between meetings of the Board of Directors, to exercise substantially all of the powers of the Board in the management of the business of the Company.

     The Audit Committee consists of Lawrence S. Dolin (Chairman), Steven S. Kaufman and Bernard Lerner. This committee, as set forth in more detail in the Audit Committee Charter which is attached to this Proxy Statement as Exhibit A, retains the Company's independent auditors and pre-approves any non-audit services performed by them. It reviews with such accountants the arrangements for, and the scope of, the audit to be conducted by them. It also reviews with the independent accountants and with management the results of audits and various other financial and accounting matters affecting the Company. Board has determined that Lawrence S. Dolin qualifies as an audit committee financial expert, as defined in the rules of the Securities and Exchange Commission.

     The members of the Stock Option Committee are Steven S. Kaufman, Bernard Lerner (Chairman), and Lawrence S. Dolin. This committee administers the Company's stock option plans.

     The Board of Directors met four times, the Audit Committee met five times and the Stock Option Committee and the Executive Committee did not meet, during the 2004 fiscal year. Each director currently serving on the Board attended 75% or more of the meetings held during such year by the Board and the committee(s) on which he served, except Bahman Guyuron who attended two of three meetings of the Board of Directors which were held in the portion of the fiscal year during which he served as a director.

     The Company encourages the attendance of all directors at the annual shareholders meetings. At last year's annual meeting, all directors were in attendance other than one who was not standing for re-election.

     Nominations for Director are made by the Board as a whole. When selecting new Director nominees, the Board considers any requirements of applicable law or listing standards, as well as a candidate's strength of character, judgment, business experience, specific areas of expertise, and factors relating to the composition of the Board (including its size and structure). The Board will review any candidate recommended by shareholders of the Company in light of its criteria for selection of new directors. If a shareholder wishes to recommend a candidate, he or she should send his or her recommendation, with a description of the candidate's qualifications, to the secretary of the Company, Kenneth L. Hignett, Suite 126, 24200 Chagrin Boulevard, Beachwood, Ohio 44122.

                             AUDIT COMMITTEE REPORT

     The Audit Committee is composed of three directors, all of whom are independent under the rules of the American Stock Exchange and rules promulgated under the Sarbanes-Oxley Act. The Committee operates under a written charter adopted on June 23, 2000, reviewed annually and ratified most recently on June 27, 2003 (a copy of the charter is attached as Exhibit A to this Proxy Statement). The Committee's responsibilities include oversight of the Company's independent auditors as well as oversight of management's conduct in the Company's financial reporting process. The Committee also retains the Company's independent auditors and pre-approves any non-audit services performed by them. Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. For fiscal 2004, the Committee met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended, and by Rule 2-07 of Regulation S-X. The Company's independent auditors also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors their firm's independence. The Audit Committee has considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditor's independence.

     Based on the Committee's discussion with management and the independent auditors and the Committee's review of the representations of management and the report of the independent auditors to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended February 29, 2004 filed with the Securities and Exchange Commission.

The Audit Committee

Lawrence S. Dolin, Chairman
Steven S. Kaufman
Bernard Lerner

                            INDEPENDENT AUDITOR FEES

         The following table sets forth the aggregate fees billed or to be billed to the Company for the fiscal years ended February 29, 2004 and March 2, 2003 by the Company's independent auditors, Deloitte & Touche LLP:

                                                              2004                  2003
                                                           ----------            ---------
         Audit Fees                                        $   90,025            $  84,715
         Audit-Related Fees (1)                                 7,842               25,942
                                                           ----------            ---------
         Total Audit and Audit-Related Fees                    97,867              110,657
         Tax Fees                                               -                     -
         All Other Fees (2)                                    36,540               42,932
                                                           ----------            ---------
         Total Fees                                          $134,407             $153,589

(1)  Fees relating to the audit of the Company's 401(k) Plan

(2) Fees relating to the voluntary compliance submission for the Company's 401(k) Plan

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information with respect to all persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Shares as of May 14, 2004.

             Name and Address                                                      Percent of
             of Beneficial Owner                   Number of Shares                   Class
             -------------------                   ----------------                ----------
         Leonard R. Stein-Sapir (1)
         24200 Chagrin Blvd., Suite 126
         Beachwood, OH 44122                           1,018,262                     33.9%

(1) Includes 444,733 shares owned by Mortgage Information Services, Inc., a company which Mr. Stein-Sapir controls, 100,000 shares subject to exercisable options, 98 shares owned by Mr. Stein-Sapir's children and 1,666 shares owned by his wife. Mr. Stein-Sapir disclaims any beneficial interest in the shares owned by his wife and children.

         SECURITY OWNERSHIP OF MANAGEMENT. The following table sets forth information as of May 14, 2004, with respect to Common Shares beneficially owned by all directors and nominees for election as directors of the Company and by all officers and directors of the Company as a group. Each person owns beneficially and of record the shares indicated and has sole voting and investment power with respect thereto, except as otherwise set forth in the footnotes to the table.

                                                                                        Percent of
                           Name                                  Number of Shares          Class
                           ----                                  ----------------      -----------
         Lawrence S. Dolin (1)............................             106,125              3.5
         Bahman Guyuron, MD...............................              90,823              3.0
         James J. Liguori (2).............................             131,539              4.4
         Steven S. Kaufman ...............................               4,686              *
         Leonard R. Stein-Sapir (3).......................           1,018,262             33.9
         Bernard Lerner...................................             103,066              3.4
         Kenneth L. Hignett (4)...........................              27,833              1.0
         All officers and directors as a group
            (11 persons) (5)..............................           1,541,522             51.3%

-----------

*    Less than one percent of the outstanding Common Shares of the Company.

(1) Includes 43,000 shares owned by a partnership of which Mr. Dolin is a general partner and 625 shares owned by Mr. Dolin's wife. Mr. Dolin disclaims any beneficial interest in the shares owned by his wife.

(2) Includes 100,000 shares subject to exercisable options and 83 shares owned by his wife. Mr. Liguori disclaims any beneficial interest in the shares owned by his wife.

(3) Includes 444,733 shares owned by Mortgage Information Services, Inc., a company which Mr. Stein-Sapir controls, 100,000 shares subject to exercisable options, 98 shares owned by Mr. Stein-Sapir's children and 1,666 shares owned by his wife. Mr. Stein-Sapir disclaims any beneficial interest in the shares owned by his wife and children.

(4)  Includes 25,000 shares subject to exercisable options.

(5)  Includes 282,500 shares subject to exercisable options.

                             EXECUTIVE COMPENSATION

                REPORT OF THE BOARD OF DIRECTORS ON COMPENSATION

         Introduction. The disclosure rules of the Securities and Exchange Commission require the Company to provide certain information concerning the compensation of the Chief Executive Officer and the other executive officers of the Company. The Company does not have a compensation committee of the Board of Directors. Decisions on the compensation of the Company's Chief Executive Officer are made by the Board and salaries of other executive officers are set in relation to the salary of the Chief Executive Officer.

         Structure. Compensation of the Company's executive officers consists primarily of salary and stock option grants. The Company also provides a matching contribution to deferred compensation under a 401(k) Plan described in a separate section of this proxy statement. Stock options have been used by the Company to reward executives for actions which increase shareholder value. The granting of stock options also aids in the retention of high quality executives by providing long-term incentives. The Company has no bonus plan for executives nor does it provide retirement benefits. The Company believes that the Company's compensation policy is fair to the Company's employees and shareholders and that its total compensation package is competitive within the restaurant industry.

         Base Salary. Since 1999, the Company has relied on its own informal surveys of compensation levels to gauge the reasonableness of the compensation of Leonard Stein-Sapir, the Company's Chief Executive Officer. Mr. Stein-Sapir's compensation was at an annual rate of $250,000 for the 2004 fiscal year which has been unchanged since February 28, 2000 although his actual compensation for the fiscal year ended February 25, 2001 was $236, 500 because of voluntary salary reductions taken during the year.

         All executive officer salaries are reviewed on an annual basis. In deciding on changes in the annual base salary of the Chief Executive Officer the Board considers several performance factors. Among these are operating and administrative efficiency and the maintenance of an appropriately experienced management team. The Board also evaluates the Chief Executive Officer's performance in the area of finding and evaluating new business opportunities to establish the most productive strategic direction for the Company. Salary changes for other executives are based primarily on their performance in supporting the strategic initiatives of the Chief Executive Officer, meeting individual goals and objectives set by the Chief Executive Officer, and improving the operating efficiency of the Company. Also, where applicable, changes in the duties and responsibilities of each other executive officer may be considered in deciding on changes in annual salary. The Company has no formal, written bonus plan but has paid executive bonuses during fiscal 2003 relating to the Company's profitable performance in fiscal 2002.

         Stock Options. Stock options have been administered by the Stock Option Committee of the Board of Directors. In April 1999, the Board of Directors approved a non-qualified stock option plan for executives and managers and a key employees' non-qualified stock option plan. Options were granted under the Non-qualified Stock Option Plan for Executives and Managers on April 2, 1999 for 145,150 shares of common stock and under the Key Employee's Non-qualified Stock Option Plan for 129,850 shares on January 7, 2000 and for 11,500 shares on April 27, 2001. Options granted to certain employees, including the Chief Executive Officer, are shown in the Exercisable Options table below.

                           THE BOARD OF DIRECTORS

                  Bahman Guyuron            Leonard R. Stein-Sapir
                  Lawrence S. Dolin         Bernard Lerner
                  James J. Liguori          Kenneth L. Hignett
                  Steven S. Kaufman

                           SUMMARY COMPENSATION TABLE

         The following table sets forth for each of the Company's last three fiscal years the compensation earned by or awarded or paid to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers earning more than $100,000 during one or more of such years.

                                                              Annual Compensation
              Name and                      Fiscal            --------------------                  All other
         Principal Position                  Year              Salary     Bonus (1)             Compensation (2)
         ------------------                  ----            ----------   ---------             ----------------
Leonard R. Stein-Sapir,                     2004               $250,000     $      0                 $6,488
  Chairman of the Board                     2003                245,192       18,727                  6,075
  and Chief Executive Officer               2002                250,000            0                  6,159

James J. Liguori,                           2004               $230,000     $      0                $15,667
  President and                             2003                221,740       15,094                  5,832
  Chief Operating Officer                   2002                201,500            0                  4,398

Kenneth L. Hignett,                         2004               $115,000     $      0                 $7,541
  Senior Vice President,                    2003                112,789        8,614                  3,804
  Chief Financial Officer and Secretary     2002                115,000            0                  6,132

Barton J. Craig                             2004               $105,000     $      0                   $910
  Senior Vice President,                    2003                102,404        7,116                      0
  General Counsel

--------------

(1) Represents bonus paid during fiscal 2003 related to the Company's profitable performance in fiscal 2002.

(2) Represents the value of insurance premiums paid by the Company with respect to term life insurance for the benefit of the named executives and the matching contribution made by the Company to the 401(k) Plan.

                       OPTION EXERCISES IN FISCAL 2003 AND
                          FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information about the number of options exercised during the 2003 fiscal year and the number and value of unexercised nonqualified stock options held as of February 29, 2004 by each executive named in the Summary Compensation Table.

                                                                                        Value of
                                                                                        Unexercised
                                                              Number of                 In-the-Money
                                                              Unexercised Options       Options as of
                           Shares                             as of February 29, 2004   February 29, 2004
                           Acquired on      Value             Exercisable/              Exercisable/
Name                       Exercise (#)     Realized ($)      Unexercisable             Unexercisable
----                       ------------     ------------      -------------             -------------

Leonard R. Stein-Sapir            0               0           100,000/0                      $0/0
James J. Liguori                  0               0           100,000/0                      $0/0
Kenneth L. Hignett                0               0           25,000/0                       $0/0
Barton J. Craig                   0               0           20,000/0                       $0/0

   RETIREMENT AND SAVINGS PLAN  --  401(k)

         Since October 1, 1993, the Company has maintained a Retirement and Savings Plan under IRS Code Section 401(k) ("the 401(k) Plan"). The 401(k) Plan allows eligible employees to defer a portion of their compensation before federal income tax to a qualified trust. All employees who are at least 21 years of age are eligible to participate in the 401(k) Plan. The participants may choose from eight investment options for the investment of their deferred compensation. In addition, the Company matches 30% of each participant's salary deferral, for the first 6% of their salary, with a cash contribution. For the fiscal year ended February 29, 2004, the Company contributed $75,837 to the 401(k) Plan and paid or accrued $14,642 in administrative fees.

   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Board of Directors performs the functions of a compensation committee. The Company's Board includes three members who are executive officers of the Company: James J. Liguori, Kenneth L. Hignett and Leonard R. Stein-Sapir. During the fiscal year ended February 29, 2004, Mr. Liguori was President and Chief Operating Officer of the Company, positions he has held since July 1988. From August 1987 to July 1988, he was Executive Vice President of the Company, and from June 1978 to August 1987 he was Vice President of the Company. During the fiscal year ended February 29, 2004, Mr. Hignett was Senior Vice President, Chief Financial Officer and Secretary of the Company, positions which he has held since March 1992. From January 1991 to March 1992, he was Vice President, Secretary and Treasurer of the Company, and from June 1989 to January 1991 he was Vice President and Treasurer of the Company. During the fiscal year ended February 29, 2004, Mr. Stein-Sapir was Chairman of the Board and Chief Executive Officer of the Company, positions he has held since April 1989.

   DIRECTOR COMPENSATION

         Annual Fee. Messrs. Dolin, Kaufman and Lerner each received $12,000 for serving on the Board of Directors during the fiscal year ended February 29, 2004. Dr. Guyuron received $9,000 and Mr. Richard Arons received $3,000 for serving on the Board of Directors during portions of the fiscal year ended February 29, 2004. Directors who are also officers of the Company do not receive additional compensation as Directors. Additional compensation of $1,500 per meeting was paid to Directors serving on the Audit Committee. No additional compensation is paid to Directors for serving on other Committees of the Board.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total return on the Company's Common Shares, assuming a $100 investment as of February 28, 1999, and based on the market prices at the end of each fiscal year, with the cumulative total return of the Standard & Poor's Midcap 400 Stock Index and a restaurant group index composed of 19 restaurant companies that have a market capitalization comparable to that of the Company.

                                    [GRAPH]

                             1999        2000       2001       2002        2003       2004
Morgan's Foods                100        117         34          84         66         78
S&P Midcap 400                100        127        143         149        119        178
Restaurant Index              100         89         41          27         23         31






         The companies in the restaurant index are Angelo & Maxies Inc., Avado Brands Inc., Boston Restaurant Assoc. Inc., Brazil Fast Food Corp., Briazz Inc., Chefs International Inc., Creative Host Services Inc., Eateries Inc., Elmers Restaurants Inc., Flanigans Enterprises Inc., Good Times Restaurants Inc., Granite City Food & Brewery, Grill Concepts Inc., Health Express USA Inc., Mexican Restaurants Inc., New World Restaurant Group, Star Buffet Inc., Tumbleweed Inc. and Western Sizzilin Corp. (formerly Austins Steaks & Saloon Inc.) The index is weighted based on market capitalization. The companies included in the restaurant index were approved by the Board of Directors.

         In previous years the Company used a peer group of restaurant companies for comparison in the Shareholder Return Performance Graph. The peer group was no longer usable as most of the entities contained in it had ceased to exist as independent public companies. For this reason a group of public restaurant companies with market capitalizations between $4M and $12M was selected as the restaurant index comparison group for the Shareholder Return Performance Graph. The Company believes that this index encompasses all companies that fit the aforementioned criteria.

                        SELECTION OF INDEPENDENT AUDITORS

         Deloitte & Touche LLP serves as the Company's independent auditors. The Board of Directors of the Company has not selected independent auditors for the Company and its subsidiaries for the fiscal year ending February 27, 2005. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

         Any shareholder who intends to present a proposal for inclusion in the proxy statement and form of proxy relating to the 2005 Annual Meeting of Shareholders is advised that the proposal must be received by the Company at its principal executive offices not later than January 31, 2005. The Company is not required to include in its proxy statement or form of proxy a shareholder proposal which is received after that date or which otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.

         If a shareholder intends to raise, at the Company's annual meeting in 2005, a proposal that he does not seek to have included in the Company's proxy statement, he must notify the Company of the proposal on or before April 15, 2005. If the shareholder fails to notify the Company, the Company's proxies will be permitted to use their discretionary voting authority with respect to such proposal when and if it is raised at such annual meeting, whether or not there is any discussion of such proposal in the proxy statement for that meeting.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and owners of more than ten percent of the Company's Common Shares ("10% stockholders"), to file with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Shares of the Company. Executive officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended February 29, 2004, all
Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with except for the inadvertent omission of Dr. Guyuron to file a Form 3 reporting his stock ownership and of Mr. Lerner to file a Form 4 reporting the sale of 6,717 shares of stock owned by his wife.

                            EXPENSES OF SOLICITATION

         The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies, but it may reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

                    SHAREHOLDER COMMUNICATIONS WITH THE BOARD

         Shareholders may communicate with Board Members by addressing a letter to the Secretary of the Company at 24200 Chagrin Blvd., Suite 126, Beachwood, OH 44122.

                                  OTHER MATTERS

         The Board of Directors is not aware of any matters to be presented for action at the Meeting other than those shown in this document. Should any other matters be properly presented for action at the Meeting, the enclosed proxy confers upon the proxy holders named therein the authority to vote on such matters in accordance with their judgment.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                             KENNETH L. HIGNETT
Beachwood, Ohio                                  Secretary
June 4, 2004

                                    EXHIBIT A
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

         ORGANIZATION

         This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee and at least one member shall have accounting or related financial management expertise.

         STATEMENT OF POLICY

         The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

         RESPONSIBILITIES AND PROCESSES

         The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

         The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

- The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee also retains the Company's independent auditors and pre-approves any non-audit services performed by them.

- The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

- The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

- The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

            P R O X Y                                                  P R O X Y
                                    MORGAN'S FOODS, INC.

                The undersigned hereby appoints Lawrence S. Dolin, Leonard R.
            Stein-Sapir and James J. Liguori, and each of them, attorneys and proxies of the undersigned with full power of substitution to attend the Annual Meeting of Shareholders of Morgan's Foods, Inc. (the "Company") at Hilton Cleveland East, 3663 Park East Drive, Beachwood, Ohio, on Friday, June 25, 2004 at 10:00 a.m., Eastern Daylight Time, or any adjournment thereof, and to vote the number of shares of the Company which the undersigned would be entitled to vote and with all the power the undersigned would possess, if personally present, as follows:

                    1. [ ] FOR, or [ ] WITHHOLD AUTHORITY to vote for the
                following nominees for election as directors: Leonard R. Stein-Sapir, Lawrence S. Dolin, James J. Liguori, Steven S. Kaufman, Bernard Lerner, Kenneth L. Hignett and Bahman Guyuron, M.D.

                (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

                ----------------------------------------------------------------

                    2. On such other business as may properly come before the
                meeting or any adjournment thereof.

                                (continued, and to be signed, on the other side)

            (Continued from other side)

                THE PROXIES WILL VOTE AS SPECIFIED ABOVE OR IF A CHOICE IS NOT
            SPECIFIED THEY WILL VOTE FOR THE NOMINEES LISTED IN ITEM 1.

                                                     Receipt of Notice of Annual
                                                     Meeting of Shareholders and
                                                     Proxy Statement dated June
                                                     4, 2004, is hereby
                                                     acknowledged.

                                                     Dated............... , 2004

                                                     ...........................

                                                     ...........................

                                                     ...........................
                                                            Signature(s)

                                                     (Please sign exactly as
                                                     your name or names
                                                     appear(s) hereon,
                                                     indicating, where proper,
                                                     official position or
                                                     representative capacity.)

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY
                                   Proxy Card